UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MAXIM SERIES FUND, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio
Maxim U.S. Government Mortgage Securities Portfolio
Maxim Federated Bond Portfolio
Maxim Loomis Sayles Bond Portfolio
Maxim Putnam High Yield Bond Portfolio
Maxim Global Bond Portfolio
Maxim Small-Cap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Small-Cap Growth Portfolio
Maxim MidCap Value Portfolio
Maxim Ariel MidCap Value Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio
Maxim Janus Large Cap Growth Portfolio
Maxim MFS International Value Portfolio
Maxim MFS International Growth Portfolio
Maxim Invesco ADR Portfolio
Maxim Bond Index Portfolio
Maxim Index 600 Portfolio
Maxim Stock Index Portfolio
Maxim S&P 500® Index Portfolio
Maxim Aggressive Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio
Maxim Moderate Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio
Maxim Conservative Profile I Portfolio
Maxim Aggressive Profile II Portfolio
Maxim Moderately Aggressive Profile II Portfolio
Maxim Moderate Profile II Portfolio
Maxim Moderately Conservative Profile II Portfolio
Maxim Conservative Profile II Portfolio
(the “Portfolio(s)”)

Executive Offices:	8515 East Orchard Road
Greenwood Village, Colorado 80111

Mailing Address:	P.O. Box 1700
Denver, Colorado 80201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on

May 25, 2011

TO THE SHAREHOLDERS OF THE PORTFOLIOS OF MAXIM SERIES FUND, INC.:

You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the “Fund”), a Special Meeting of Shareholders of the Portfolios (the “Meeting”) will be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111 on Wednesday, May 25, 2011 at 10:30 a.m. Mountain Time for the following purpose:

To approve an amendment to the Fund’s corporate charter to

permit the Board of Directors to add new classes of shares to the

Portfolios.

The Board of Directors has fixed the close of business on February 24, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Portfolios and owners of certain variable annuity contracts and variable life insurance policies are entitled to provide voting instructions with respect to their proportionate interests (including fractional interests) in the Portfolios.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By telephone:	Please call the number on your proxy card and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on May 24, 2011.

2.	By Internet:	Visit www.proxyonline.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on May 24, 2011.

3.	By mail:	Return your signed and dated proxy card in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free 1-866-864-7964. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The enclosed Proxy is being solicited by the Board of Directors of the Fund. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors

Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP EMAIL AND TELEPHONE SOLICITATION. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY AS DIRECTED ABOVE. IN THE ALTERNATIVE, PLEASE VOTE VIA TELEPHONE OR INTERNET AS DIRECTED ABOVE.

PROXY STATEMENT

MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

Maxim U.S. Government Mortgage Securities Portfolio

Maxim Federated Bond Portfolio

Maxim Loomis Sayles Bond Portfolio

Maxim Putnam High Yield Bond Portfolio

Maxim Global Bond Portfolio

Maxim Small-Cap Value Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Loomis Sayles Small-Cap Value Portfolio

Maxim Small-Cap Growth Portfolio

Maxim MidCap Value Portfolio

Maxim Ariel MidCap Value Portfolio

Maxim T. Rowe Price MidCap Growth Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Janus Large Cap Growth Portfolio

Maxim MFS International Value Portfolio

Maxim MFS International Growth Portfolio

Maxim Invesco ADR Portfolio

Maxim Bond Index Portfolio

Maxim Index 600 Portfolio

Maxim Stock Index Portfolio

Maxim S&P 500® Index Portfolio

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Maxim Aggressive Profile II Portfolio

Maxim Moderately Aggressive Profile II Portfolio

Maxim Moderate Profile II Portfolio

Maxim Moderately Conservative Profile II Portfolio

Maxim Conservative Profile II Portfolio

(the “Portfolio(s)”)

Executive Offices:	8515 East Orchard Road
Greenwood Village, Colorado 80111

Mailing Address:	P.O. Box 1700
Denver, Colorado 80201

SPECIAL MEETING OF SHAREHOLDERS

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the “Fund”), a Maryland corporation, to be voted at the Special Meeting of Shareholders of the Portfolios (the “Meeting”), to be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111, on Wednesday, May 25, 2011 at 10:30 a.m. Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be March 25, 2011.

The Board of Directors has fixed the close of business on February 24, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the Fund are insurance company separate accounts, qualified retirement plans, individual retirement accounts, and certain portfolios of the Fund that operate as “funds of funds.” Only shareholders of the Portfolios and certain variable contract owners with contract values allocated to a separate account sub-account that invests in a Portfolio (“Contract owners”) are eligible to vote.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be held on May 25, 2011.

This proxy statement, the letter to shareholders and notice of meeting are available at the website: http://www.maximfunds.com/proxies.html.

Fund Service Providers

The investment adviser to the Fund is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM has contracted with GWL&A to provide recordkeeping and administrative services for the Fund. The principal underwriter to the Fund is GWFS Equities, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

Summary of Proposals

The following summarizes the proposals being presented at the Meeting:

1.	To approve an amendment to the Fund’s corporate charter to permit the Board of Directors to add new classes of shares to the Portfolios;

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

The Board of Directors, including all the Directors who are not “interested persons” of the Fund, recommends that shareholders vote FOR the proposed amendment to the Fund’s corporate charter.

Information About Voting

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxy cards received from Contract owners in the Series Accounts (as defined below) will be voted in the same proportion as those proxies with voting instructions.

One-third of the outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. The presence of a quorum will be determined separately for each Portfolio. A quorum can be established by counting shares held by insurance company separate accounts, qualified plans, and other shareholders that are present at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. With respect to each

Portfolio, an adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation

The Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of the Fund knows of no other business, other than that set forth in this Proxy Statement, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Outstanding Shares

As of February 24, 2011, the Portfolios had the following number of shares of common stock outstanding:

Portfolio	Shares Outstanding
Maxim Short Duration Bond	5,871,245.40
Maxim U.S. Government Mortgage Securities	30,241,756.71
Maxim Federated Bond	25,511,978.75
Maxim Loomis Sayles Bond	28,848,781.44
Maxim Putnam High Yield Bond	13,061,126.32
Maxim Global Bond	20,992,943.67
Maxim Small-Cap Value	5,770,228.91
Maxim Ariel Small-Cap Value	5,533,861.42
Maxim Loomis Sayles Small-Cap Value	8,407,691.29
Maxim Small-Cap Growth	5,813,184.15
Maxim MidCap Value	15,605,414.09
Maxim Ariel MidCap Value	38,853,410.29
Maxim T. Rowe Price MidCap Growth	29,854,346.76
Maxim T. Rowe Price Equity/Income	45,112,367.23
Maxim Janus Large Cap Growth	36,064,009.46
Maxim MFS International Value	29,800,809.86
Maxim MFS International Growth	18,745,103.64
Maxim Invesco ADR	18,539,065.79
Maxim Bond Index	35,699,133.15
Maxim Index 600	35,147,025.70
Maxim Stock Index	16,106,315.11
Maxim S&P 500® Index	81,324,307.81
Maxim Aggressive Profile I	7,536,845.98
Maxim Moderately Aggressive Profile I	15,182,225.05
Maxim Moderate Profile I	19,732,173.99
Maxim Moderately Conservative Profile I	5,207,604.27
Maxim Conservative Profile I	3,424,537.42
Maxim Aggressive Profile II	82,455,397.74
Maxim Moderately Aggressive Profile II	17,954,265.56

Maxim Moderate Profile II	117,055,526.30
Maxim Moderately Conservative Profile II	5,919,428.64
Maxim Conservative Profile II	31,507,218.99

Beneficial Ownership

Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of the Record Date, no persons other than the persons identified in the table set forth in Appendix A were entitled to provide voting instructions with respect to 5% or more of a Portfolio’s outstanding shares. Other than as indicated in the table in Appendix A, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Portfolio’s outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of February 24, 2011, are set forth in the table in Appendix A.

As of the Record Date, Beverly Byrne and Mary Maiers beneficially owned shares of the Portfolios set forth in the table below through a qualified retirement plan. No other Director or executive officer of the Fund, individually, or as a group, beneficially owned any shares of the Portfolios. The address of each executive officer of the Fund is 8515 East Orchard Road, Greenwood Village, CO 80111.

MANAGEMENT OWNERSHIP

(HOLDING ANY OUTSTANDING SHARES OF A PORTFOLIO

OF THE FUND AS OF FEBRUARY 24, 2011)

Name	Portfolio	Number of Shares	Percentage of Outstanding Shares
Beverly A. Byrne	Maxim Index 600	111	.00031%
Beverly A. Byrne	Maxim Loomis Sayles Bond	270	.00093%
Mary C. Maiers	Maxim Index 600	335	.00095%

PROPOSAL 1

To Approve an Amendment to the Fund’s Corporate Charterto Permit the Board of Directors to

Add New Classes of Shares to the Portfolios

The Board of Directors has determined that it is advisable to amend the Fund’s corporate charter (“charter”) to permit the Board of Directors to add from time to time new classes of shares to the Portfolios (the “Amendment”). The form of the proposed Amendment is attached as Exhibit A to this Proxy Statement. A copy of the Fund’s current charter is attached as Exhibit B to this Proxy Statement.

The Fund currently offers shares in 60 separate investment portfolios. Thirty-three of the Fund’s portfolios were established with a single class of shares, while the remaining portfolios were established as multiple class portfolios. Each class of shares of a multiple class portfolio represents interests in the same investment portfolio, subject generally to the same rights and obligations as each other class. Each class provides, however, for a different arrangement of shareholder services or the distribution of shares or both and must pay all the expenses of that arrangement. As compared to a single class structure, the multiple class structure generally affords a portfolio greater flexibility in meeting shareholder needs and marketing its shares to new investors.

Each of the Portfolios whose shareholders are entitled to vote on the Amendment was established with and currently offers a single class of shares. If the Amendment is approved by a Portfolio’s shareholders, the Board of Directors will have the power to add from time to time new classes of shares to that Portfolio without further shareholder action. It is common industry practice for mutual fund boards to have such power, and the Board believes that it will give the Portfolios greater flexibility in meeting their shareholder needs and marketing its shares to new investors.

Under the Fund’s current charter, the Board of Directors generally has the power to create new classes of capital stock of the Fund and to authorize the issuance from time to time of shares of capital stock of the Fund without shareholder approval. Notwithstanding the general power of the Board to create and authorize the issuance from time to time of new classes of shares of the Fund, certain provisions of the charter may be ambiguous as to whether the Board may authorize the issuance of new classes of shares of investment portfolios, such as the Portfolios, which were established with a single class of shares initially. The proposed Amendment is intended to clarify the authority of the Board, and thus permit the Board, to add new classes of shares to the Portfolios without shareholder approval. If approved by the Portfolios’ shareholders, the following provision would be added at the end of Article V of the Fund’s charter, entitled “Capital Stock”:

With respect to each of the following Portfolios, the establishment of the Portfolio with a single class of shares initially shall not be construed to limit in any manner the power of the Board of Directors, as set forth in these Articles of Amendment and Restatement, to authorize the issuance from time to time of shares of any new class or classes of shares of the Portfolio, whether now or hereafter authorized, subject to such limitations as may be set forth in these Articles of Amendment and Restatement or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland: [Name of Portfolio(s)]

The shareholders of each Portfolio will vote on the Amendment separately. If approved by the shareholders of a Portfolio, the Amendment will be given effect with respect to that Portfolio regardless of whether the Amendment was approved by the shareholders of any other Portfolio.

The Amendment, if approved by the Portfolios’ shareholders, would become effective as of the date when the Amendment, in substantially the form attached as Exhibit A to this Proxy Statement, is filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Amendment, not to exceed 30 days after the Amendment is filed with the Department. It is expected that the Amendment, if approved by shareholders, would be filed as soon as practicable following the date of the Meeting. The exact timing of the filing, however, would be determined by the Fund, and the Fund reserves the right to delay the filing for a reasonable period of time following shareholder approval.

Except as described herein, the Amendment is not intended to result in any material change to the day-to-day operations of the Portfolios or in any material change to the terms of the Portfolios’ existing class of shares. The Board of Directors believes that it is in the best interests of shareholders to clarify the power of the Board to add from time to time new classes of shares to the Portfolios, and recommends that you vote to approve the proposed Amendment to the Fund’s charter.

Information Pertinent to Great-West Lifetime Advantage IRA Owners.

Shares of the following Portfolios are currently offered through the Great-West Lifetime Advantage IRA (the “Lifetime Advantage Portfolios”):

Maxim Short Duration Bond	Maxim Invesco ADR
Maxim U.S. Government Mortgage Securities	Maxim Bond Index
Maxim Loomis Sayles Bond	Maxim Index 600

Maxim Global Bond	Maxim S&P 500® Index
Maxim Ariel Small-Cap Value	Maxim Aggressive Profile II
Maxim Loomis Sayles Small-Cap Value	Maxim Moderately Aggressive Profile II
Maxim Small-Cap Growth	Maxim Moderate Profile II
Maxim T. Rowe Price MidCap Growth	Maxim Moderately Conservative Profile II
Maxim T. Rowe Price Equity/Income	Maxim Conservative Profile II

The Great-West Lifetime Advantage IRA, which is available as a traditional IRA or a Roth IRA, is offered through Orchard Trust Company, LLC (“OTC”) and administered by GWL&A, both of which are affiliates of MCM, the Fund’s investment adviser.

Subject to approval of the Amendment by the shareholders of the respective Lifetime Advantage Portfolios, the Board of Directors currently intends to authorize the creation of a new class of shares, to be designated “Class L” shares, for these Lifetime Advantage Portfolios, which will be offered subject to a 0.25% distribution and/or service “Rule 12b-1” fee. The Portfolios’ existing class of shares, which do not have a 12b-1 fee, will be renamed “Initial Class.” If Class L shares are added to a Lifetime Advantage Portfolio, OTC currently plans to discontinue offering the Portfolio’s Initial Class shares and would instead offer the Portfolio’s Class L shares to IRA owners.

Vote Required

Under the Fund’s charter, only shareholders of a particular Portfolio are entitled to vote on matters concerning only that Portfolio. Accordingly, the shareholders of each Portfolio will vote on the proposed Amendment separately. For each Portfolio, approval of the proposed Amendment requires an affirmative vote of the holders of two-thirds of the Portfolio’s shares outstanding as of the Record Date. If approved by the shareholders of a Portfolio, the Amendment will be given effect with respect to that Portfolio regardless of whether the proposed Amendment was approved by the shareholders of any other Portfolio. If not approved by the shareholders of a Portfolio, the Amendment will not be given effect with respect to that Portfolio.

PROPOSAL 2

Other Business

Management is not aware of any other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

ADDITIONAL INFORMATION

Solicitation of Proxies

Shares of the Portfolios are sold to certain insurance company separate accounts to fund variable annuity contracts, variable life insurance policies and qualified retirement plans that have purchased variable contracts. Shares of the Portfolios are also sold directly to qualified retirement plans and individual retirement accounts, as well as to certain other Portfolios that operate as funds of funds. Contract owners of contracts issued through the following separate accounts (the “Series Accounts”) by GWL&A, First Great-West Life & Annuity Insurance Company (“First GWL&A”), or New England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Portfolios as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interests (including fractional interests) in each Portfolio.

Insurance Company	Separate Accounts (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)

GWL&A	Maxim Series Account FutureFunds Series Account Retirement Plan Series Account Pinnacle Series Account COLI VUL-2 Series Account COLI VUL-4 Series Account	Qualified Series Account FutureFunds II Series Account
First GWL&A		FutureFunds II Series Account
NELICO		TNE Series (k) Account

Voting instructions are not being solicited from Contract owners of contracts issued by GWL&A through its COLI VUL-7 Series Account. This separate account, which is not registered with the SEC, is used to fund certain private placement variable life insurance policies. Qualified retirement plans and individual retirement accounts that directly owned shares of the Portfolios on the Record Date will also be entitled to vote with respect to their proportionate interest (including fractional interests) in each Portfolio as of the Record Date.

Voting Procedures

In accordance with the Fund’s view of applicable law, shares attributable to a Portfolio held in a Series Account registered with the SEC will be voted based on instructions received from the Contract owners who have allocated contract value to that Portfolio as of the Record Date. The number of votes that a Contract owner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to the Portfolio. In determining the number of votes, fractional shares will be recognized. Shares attributable to a Portfolio held in a Series Account that is not registered with the SEC will also be voted as described above based on instructions received from Contract owners who have allocated contract value to that Portfolio as of the Record Date. Shares held in a Series Account, whether or not registered, for which voting instructions are not received and shares owned by GWL&A, which provided initial capital to the Fund, will be voted in the same proportion as shares for which instructions were received. In addition, shares held in COLI VUL-7 Series Account and shares owned by other Portfolios will be voted in the same proportion as shares for which the Fund has received instructions.

Voting instructions to abstain on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111 with attention directed to the Fund’s Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Shareholder Proposals

The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Financial Statements

The Fund will furnish, without charge, a copy of the Fund’s last audited financial statements and annual report for the fiscal year ended December 31, 2010 and the most recent semi-annual report, upon request to: Secretary, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. You may also request copies by calling (866) 831-7129. The annual and semi-annual reports are also available on the Fund’s web site at http://www.maximfunds.com/prospectus.html.

BY ORDER OF THE BOARD OF DIRECTORS,

Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

APPENDIX A

BENEFICIAL OWNERS

(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO)

OF THE FUND AS OF FEBRUARY 24, 2011

Record Owner	Portfolio	Shares Owned	Percentage
Future Funds Series Account	Maxim Ariel MidCap Value Portfolio	37,985,825	97.77%
Future Funds II Series Account	Maxim Ariel Small-Cap Value Portfolio	2,630,234	47.53%
Future Funds Series Account	Maxim Ariel Small-Cap Value Portfolio	1,778,701	32.14%
Retirement Plan Series Account	Maxim Ariel Small-Cap Value Portfolio	416,711	7.53%
Future Funds II Series Account	Maxim Bond Index Portfolio	14,699,208	41.48%
Vanguard Health Systems[1]	Maxim Bond Index Portfolio	6,584,567	18.44%
Maxim Lifetime 2015 Portfolio II	Maxim Bond Index Portfolio	2,189,221	6.13%
Maxim Lifetime 2025 Portfolio II	Maxim Bond Index Portfolio	2,009,806	5.63%
Maxim Moderate Profile II Portfolio	Maxim Federated Bond Portfolio	6,172,524	24.19%
Maxim Conservative Profile II Portfolio	Maxim Federated Bond Portfolio	2,833,709	11.11%
Future Funds II Series Account	Maxim Federated Bond Portfolio	2,800,832	10.98%
Maxim Lifetime 2015 Portfolio II	Maxim Federated Bond Portfolio	2,735,517	10.72%
Maxim Lifetime 2025 Portfolio II	Maxim Federated Bond Portfolio	2,502,573	9.81%
Maxim Lifetime 2025 Portfolio I	Maxim Federated Bond Portfolio	1,304,438	5.11%
Maxim Moderate Profile II Portfolio	Maxim Global Bond Portfolio	6,684,232	31.84%
Future Funds II Series Account	Maxim Global Bond Portfolio	3,417,864	16.28%
Maxim Conservative Profile II Portfolio	Maxim Global Bond Portfolio	3,068,561	14.62%
Maxim Moderate Profile I Portfolio	Maxim Global Bond Portfolio	1,338,158	6.37%
Future Funds II Series Account	Maxim Index 600 Portfolio	20,353,566	57.91%
Future Funds Series Account	Maxim Index 600 Portfolio	2,015,502	5.73%
Maxim Aggressive Profile II Portfolio	Maxim Invesco ADR Portfolio	4,097,107	22.10%
Future Funds II Series Account	Maxim Invesco ADR Portfolio	3,855,170	20.79%
Maxim Moderate Profile II Portfolio	Maxim Invesco ADR Portfolio	3,819,138	20.60%

1 Vanguard Health Systems, 20 Burton Hills Boulevard, Suite 100, Nashville, TN 37215.

1

Maxim Moderate Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	9,344,921	25.91%
Maxim Aggressive Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	8,410,911	23.32%
Future Funds II Series Account	Maxim Janus Large Cap Growth Portfolio	6,401,822	17.75%
Maxim Moderate Profile I Portfolio	Maxim Janus Large Cap Growth Portfolio	1,870,804	5.19%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	1,845,256	5.12%
Future Funds II Series Account	Maxim Loomis Sayles Bond Portfolio	17,186,099	59.57%
Future Funds Series Account	Maxim Loomis Sayles Bond Portfolio	3,931,147	13.63%
Future Funds II Series Account	Maxim Loomis Sayles Small-Cap Value Portfolio	2,538,782	30.20%
Maxim Aggressive Profile II Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	1,114,570	13.26%
Maxim Moderate Profile II Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	657,900	7.82%
Vanguard Health Systems[1]	Maxim Loomis Sayles Small-Cap Value Portfolio	578,249	6.88%
Future Funds Series Account	Maxim Loomis Sayles Small-Cap Value Portfolio	501,441	5.96%
Maxim Aggressive Profile II Portfolio	Maxim MFS International Growth Portfolio	4,741,570	25.29%
Maxim Moderate Profile II Portfolio	Maxim MFS International Growth Portfolio	4,428,251	23.62%
Future Funds II Series Account	Maxim MFS International Growth Portfolio	3,282,942	17.51%
Maxim Moderately Aggressive Profile II Portfolio	Maxim MFS International Growth Portfolio	958,287	5.11%
Future Funds II Series Account	Maxim MFS International Value Portfolio	6,785,435	22.77%
Maxim Aggressive Profile II Portfolio	Maxim MFS International Value Portfolio	6,561,255	22.02%
Maxim Moderate Profile II Portfolio	Maxim MFS International Value Portfolio	6,116,194	20.52%
Future Funds Series Account	Maxim MFS International Value Portfolio	3,086,013	10.36%
Maxim Aggressive Profile II Portfolio	Maxim MidCap Value Portfolio	5,260,550	33.71%
Future Funds II Series Account	Maxim MidCap Value Portfolio	3,083,381	19.76%
Maxim Moderate Profile II Portfolio	Maxim MidCap Value Portfolio	2,937,921	18.83%
Maxim Moderately Aggressive Profile II Portfolio	Maxim MidCap Value Portfolio	1,043,012	6.68%
Maxim Moderately Aggressive Profile I Portfolio	Maxim MidCap Value Portfolio	877,992	5.63%
Maxim Conservative Profile II Portfolio	Maxim MidCap Value Portfolio	782,869	5.02%
Maxim Moderate Profile II Portfolio	Maxim Putnam High Yield Bond Portfolio	3,384,706	25.91%

2

Maxim Conservative Profile II Portfolio	Maxim Putnam High Yield Bond Portfolio	2,072,863	15.87%
Future Funds II Series Account	Maxim Putnam High Yield Bond Portfolio	1,820,181	13.94%
Maxim Lifetime 2015 Portfolio II	Maxim Putnam High Yield Bond Portfolio	878,757	6.73%
Maxim Lifetime 2025 Portfolio II	Maxim Putnam High Yield Bond Portfolio	805,435	6.17%
Maxim Moderate Profile I Portfolio	Maxim Putnam High Yield Bond Portfolio	677,516	5.19%
Future Funds II Series Account	Maxim S&P 500 Index Portfolio	35,743,995	43.95%
Maxim Conservative Profile II Portfolio	Maxim Short Duration Bond Portfolio	1,793,190	30.54%
Future Funds II Series Account	Maxim Short Duration Bond Portfolio	1,026,043	17.48%
Vanguard Health Systems[1]	Maxim Short Duration Bond Portfolio	763,296	13.00%
Maxim Lifetime 2015 Portfolio II	Maxim Short Duration Bond Portfolio	505,058	8.60%
Maxim Aggressive Profile II Portfolio	Maxim Small-Cap Growth Portfolio	1,498,101	25.77%
Maxim Moderate Profile II Portfolio	Maxim Small-Cap Growth Portfolio	1,414,894	24.34%
Future Funds II Series Account	Maxim Small-Cap Growth Portfolio	1,030,547	17.73%
Future Funds Series Account	Maxim Small-Cap Growth Portfolio	848,432	14.59%
Maxim Aggressive Profile II Portfolio	Maxim Small-Cap Value Portfolio	2,074,096	35.94%
Maxim Moderate Profile II Portfolio	Maxim Small-Cap Value Portfolio	1,224,282	21.22%
Future Funds II Series Account	Maxim Small-Cap Value Portfolio	1,156,260	20.04%
Maxim Moderately Aggressive Profile II Portfolio	Maxim Small-Cap Value Portfolio	371,933	6.45%
Maxim Moderately Aggressive Profile I Portfolio	Maxim Small-Cap Value Portfolio	313,085	5.43%
Future Funds Series Account	Maxim Stock Index Portfolio	11,032,250	68.50%
Future Funds II Series Account	Maxim Stock Index Portfolio	4,284,325	26.60%
Future Funds II Series Account	Maxim T. Rowe Equity/Income Portfolio	21,376,517	47.39%
Maxim Moderate Profile II Portfolio	Maxim T. Rowe Equity/Income Portfolio	4,858,926	10.77%
Future Funds Series Account	Maxim T. Rowe Equity/Income Portfolio	4,075,598	9.03%
Maxim Aggressive Profile II Portfolio	Maxim T. Rowe Equity/Income Portfolio	3,858,658	8.55%
Future Funds II Series Account	Maxim T. Rowe MidCap Growth Portfolio	15,897,314	53.24%
Future Funds Series Account	Maxim T. Rowe MidCap Growth Portfolio	3,275,151	10.97%

3

Maxim Moderate Profile II Portfolio	Maxim T. Rowe MidCap Growth Portfolio	1,681,336	5.63%
Future Funds II Series Account	Maxim US Government Mortgage Securities Portfolio	11,442,510	37.84%
Maxim Moderate Profile II Portfolio	Maxim US Government Mortgage Securities Portfolio	5,348,519	17.69%
Maxim Conservative Profile II Portfolio	Maxim US Government Mortgage Securities Portfolio	3,273,920	10.83%
Future Funds Series Account	Maxim US Government Mortgage Securities Portfolio	3,065,489	10.14%
Future Funds Series Account	Maxim Conservative Profile I Portfolio	3,120,356	91.12%
Future Funds Series Account	Maxim Moderately Conservative Profile I Portfolio	4,861,258	93.35%
Future Funds Series Account	Maxim Moderate Profile I Portfolio	19,145,735	97.03%
Future Funds Series Account	Maxim Moderately Aggressive Profile I Portfolio	14,729,802	97.02%
Future Funds Series Account	Maxim Aggressive Profile I Portfolio	7,059,042	93.66%
Future Funds II Series Account	Maxim Aggressive Profile II Portfolio	55,825,213	67.70%
Future Funds II Series Account	Maxim Moderately Aggressive Profile II Portfolio	4,682,977	26.08%
EnerSys[2]	Maxim Moderately Aggressive Profile II Portfolio	1,126,815	6.28%
Future Funds II Series Account	Maxim Moderate Profile II Portfolio	79,631,806	68.03%
Future Funds II Series Account	Maxim Moderately Conservative Profile II Portfolio	1,493,415	25.23%
EnerSys[2]	Maxim Moderately Conservative Profile II Portfolio	310,038	5.24%
Future Funds II Series Account	Maxim Conservative Profile II Portfolio	19,889,208	63.13%

2 EnerSys, 2366 Bernville Road, Reading, PA 19612.

4

MAXIM SERIES FUND, INC. Proxy Ballot for Special Meeting of Shareholders
May 25, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Maxim Series Fund, Inc. (the “Fund”) to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, at 10:30 a.m., Mountain Time, on May 25, 2011, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 24, 2011, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

This Proxy may be revoked by the Shareholder (Contract owner) at any time prior to the Special Meeting.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-864-7964. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

MAIL: To vote your proxy by mail, check the appropriate		Please be sure to sign and date this proxy. Please

voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy Services, P.O. Box 6500, Carlstadt, NJ 07072-0500

sign exactly as our name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Options below are available 24 hours a day / 7 days a week

Please mark your vote on the reverse of this Proxy Ballot.

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.	Shareholder sign here Date

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Maxim Series Fund, Inc.	CONTROL NUMBER

123456789123

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 25, 2011.

This proxy statement, the letter to shareholders and notice of meeting are available at the website: http://www.maximfunds.com/proxies.html

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION. THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MATTER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE.

PROPOSAL: TO APPROVE AN AMENDMENT TO THE FUND’S CORPORATE CHARTER TO PERMIT THE BOARD OF DIRECTORS TO ADD NEW CLASSES OF SHARES TO THE PORTFOLIOS.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

			FOR	AGAINST	ABSTAIN
TO CAST YOUR VOTE IN THE SAME MANNER FOR ALL PORTFOLIOS OWNED, PLEASE MARK ONE OF THE BOXES AT RIGHT:			☐	☐	☐

To vote separately for each Portfolio owned, please use the check boxes below. Only those Portfolios for which you are entitled to vote are listed below.			FOR	AGAINST	ABSTAIN

Portfolio Name	BARCODE HERE	12345678	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Portfolio Name (if applicable)	BARCODE HERE	TAGID#HERE	☐	☐	☐

Exhibit A

Form of Articles of Amendment

MAXIM SERIES FUND, INC.

ARTICLES OF AMENDMENT

Maxim Series Fund, Inc., a Maryland corporation (the “Corporation”), in accordance with Section 2-607 of the Maryland General Corporation Law, hereby certifies as follows:

FIRST: The charter of the Corporation is hereby amended by adding the following provision at the end of Article V of the Corporation’s Articles of Amendment and Restatement:

With respect to each of the following Portfolios, the establishment of the Portfolio with a single class of shares initially shall not be construed to limit in any manner the power of the Board of Directors, as set forth in these Articles of Amendment and Restatement, to authorize the issuance from time to time of shares of any new class or classes of shares of the Portfolio, whether now or hereafter authorized, subject to such limitations as may be set forth in these Articles of Amendment and Restatement or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland: [Name of Portfolio(s)]

SECOND: The amendment was advised by the board of directors and approved by the stockholders.

THIRD: These Articles of Amendment shall become effective at          [time] on the          day of             , 2011.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf on this          day of             , 2011, by its President and Chief Executive Officer, who acknowledges that these Articles of Amendment are the act of the Corporation, and certifies that, to the best of his knowledge, information and belief, all matters and facts set forth in these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

MAXIM SERIES FUND, INC.

Name:	M.T.G. Graye
Title:	President and Chief Executive Officer

ATTEST:
Name:	Ryan Logsdon
Title:	Assistant Vice President, Counsel and
Secretary

Exhibit B

CORPORATE CHARTER

ARTICLES OF AMENDMENT AND RESTATEMENT

Maxim Series Fund, Inc., a Maryland corporation (the “Corporation”), in accordance with Section 2-609 of the Maryland General Corporation Law, hereby certifies to the State Department of Assessments and Taxation of Maryland as follows:

FIRST: The Corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the Corporation is: Maxim Series Fund, Inc.

ARTICLE II

PURPOSE AND POWERS

The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

(1) To conduct and carry on the business of an investment company of the management type.

(2) To hold, invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

(3) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Amended and Restated Articles of Incorporation, as its Board of Directors may determine, provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall be not less than the net asset value per share of such capital stock outstanding at the time of such event.

(4) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Amended and Restated Articles of Incorporation.

(5) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

The Corporation shall be authorized to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Corporation Law of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE III

PRINCIPAL OFFICE

The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust, Inc., 351 W. Camden Street, Baltimore, Maryland 21201.

ARTICLE IV

RESIDENT AGENT

The name of the resident agent of the Corporation in this State is The Corporation Trust, Inc., a corporation of this State, and the post office address of the resident agent is 351 W. Camden Street, Baltimore, Maryland 21201.

ARTICLE V

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is EIGHT BILLION (8,000,000,000) shares of the par value of Ten Cents ($0.10) per share and of the aggregate par value of $800,000,000. All shares shall be issued, if at all, in series. The shares of the Corporation’s authorized capital stock shall be allocated to the following classes of Common Stock, subject, however, to the powers hereinafter granted to the Board of Directors:

Series/Portfolio	Class	Shares (in millions)
Maxim Money Market	Common Stock	1,000
Maxim Stock Index	Common Stock	105
Maxim Bond Index	Common Stock	105
Maxim U.S. Government Mortgage Securities	Common Stock	105
Maxim Index 600	Common Stock	100
Maxim Putnam High Yield Bond	Common Stock	115
Maxim Janus Large Cap Growth	Common Stock	100
Maxim MFS International Growth	Common Stock	100
Maxim Federated Bond	Common Stock	100
Maxim MFS International Value	Common Stock	100
Maxim S&P 500 Index	Common Stock	100
Maxim MidCap Value	Common Stock	100
Maxim Small-Cap Value	Common Stock	125
Maxim Ariel MidCap Value	Common Stock	100
Maxim Ariel Small-Cap Value	Common Stock	100
Maxim Loomis Sayles Small-Cap Value	Common Stock	105

Series/Portfolio	Class	Shares (in millions)
Maxim Loomis Sayles Bond	Common Stock	100
Maxim T. Rowe Price Equity/Income	Common Stock	125
Maxim Small-Cap Growth	Common Stock	105
Maxim Invesco ADR	Common Stock	100
Maxim Short Duration Bond	Common Stock	100
Maxim T. Rowe Price MidCap Growth	Common Stock	125
Maxim Global Bond	Common Stock	100
Maxim International Index	Initial Class	52.5
Maxim International Index	Class L	33
Maxim S&P MidCap 400® Index	Initial Class	52.5
Maxim S&P MidCap 400® Index	Class L	33
Maxim Conservative Profile I	Common Stock	100
Maxim Moderately Conservative Profile I	Common Stock	100
Maxim Moderate Profile I	Common Stock	100
Maxim Moderately Aggressive Profile I	Common Stock	100
Maxim Aggressive Profile I	Common Stock	100
Maxim Conservative Profile II	Common Stock	100
Maxim Moderately Conservative Profile II	Common Stock	100
Maxim Moderate Profile II	Common Stock	200
Maxim Moderately Aggressive Profile II	Common Stock	100
Maxim Aggressive Profile II	Common Stock	175
Maxim Lifetime 2015 I	Class T	45
Maxim Lifetime 2015 I	Class T1	45
Maxim Lifetime 2015 I	Class L	33
Maxim Lifetime 2015 II	Class T	45
Maxim Lifetime 2015 II	Class T1	45
Maxim Lifetime 2015 II	Class L	33
Maxim Lifetime 2015 III	Class T	45
Maxim Lifetime 2015 III	Class T1	45
Maxim Lifetime 2015 III	Class L	33
Maxim Lifetime 2025 I	Class T	45
Maxim Lifetime 2025 I	Class T1	45
Maxim Lifetime 2025 I	Class L	33
Maxim Lifetime 2025 II	Class T	45

Series/Portfolio	Class	Shares (in millions)
Maxim Lifetime 2025 II	Class T1	45
Maxim Lifetime 2025 II	Class L	33
Maxim Lifetime 2025 III	Class T	45
Maxim Lifetime 2025 III	Class T1	45
Maxim Lifetime 2025 III	Class L	33
Maxim Lifetime 2035 I	Class T	45
Maxim Lifetime 2035 I	Class T1	45
Maxim Lifetime 2035 I	Class L	33
Maxim Lifetime 2035 II	Class T	45
Maxim Lifetime 2035 II	Class T1	45
Maxim Lifetime 2035 II	Class L	33
Maxim Lifetime 2035 III	Class T	45
Maxim Lifetime 2035 III	Class T1	45
Maxim Lifetime 2035 III	Class L	33
Maxim Lifetime 2045 I	Class T	45
Maxim Lifetime 2045 I	Class T1	45
Maxim Lifetime 2045 I	Class L	33
Maxim Lifetime 2045 II	Class T	45
Maxim Lifetime 2045 II	Class T1	45
Maxim Lifetime 2045 II	Class L	33
Maxim Lifetime 2045 III	Class T	45
Maxim Lifetime 2045 III	Class T1	45
Maxim Lifetime 2045 III	Class L	33
Maxim Lifetime 2055 I	Class T	45
Maxim Lifetime 2055 I	Class T1	45
Maxim Lifetime 2055 I	Class L	33
Maxim Lifetime 2055 II	Class T	45
Maxim Lifetime 2055 II	Class T1	45
Maxim Lifetime 2055 II	Class L	33
Maxim Lifetime 2055 III	Class T	45
Maxim Lifetime 2055 III	Class T1	45
Maxim Lifetime 2055 III	Class L	33
Maxim SecureFoundationSM Balanced	Class G	75
Maxim SecureFoundationSM Balanced	Class G1	75

Series/Portfolio	Class	Shares (in millions)
Maxim SecureFoundationSM Balanced	Class L	33
Maxim SecureFoundationSM Lifetime 2015	Class G	75
Maxim SecureFoundationSM Lifetime 2015	Class G1	75
Maxim SecureFoundationSM Lifetime 2015	Class L	33
Maxim SecureFoundationSM Lifetime 2020	Class G	33
Maxim SecureFoundationSM Lifetime 2020	Class G1	33
Maxim SecureFoundationSM Lifetime 2020	Class L	33
Maxim SecureFoundationSM Lifetime 2025	Class G	75
Maxim SecureFoundationSM Lifetime 2025	Class G1	75
Maxim SecureFoundationSM Lifetime 2025	Class L	33
Maxim SecureFoundationSM Lifetime 2030	Class G	33
Maxim SecureFoundationSM Lifetime 2030	Class G1	33
Maxim SecureFoundationSM Lifetime 2030	Class L	33
Maxim SecureFoundationSM Lifetime 2035	Class G	75
Maxim SecureFoundationSM Lifetime 2035	Class G1	75
Maxim SecureFoundationSM Lifetime 2035	Class L	33
Maxim SecureFoundationSM Lifetime 2040	Class G	33
Maxim SecureFoundationSM Lifetime 2040	Class G1	33
Maxim SecureFoundationSM Lifetime 2040	Class L	33
Maxim SecureFoundationSM Lifetime 2045	Class G	75
Maxim SecureFoundationSM Lifetime 2045	Class G1	75
Maxim SecureFoundationSM Lifetime 2045	Class L	33
Maxim SecureFoundationSM Lifetime 2050	Class G	33
Maxim SecureFoundationSM Lifetime 2050	Class G1	33
Maxim SecureFoundationSM Lifetime 2050	Class L	33
Maxim SecureFoundationSM Lifetime 2055	Class G	75
Maxim SecureFoundationSM Lifetime 2055	Class G1	75
Maxim SecureFoundationSM Lifetime 2055	Class L	33

The Board of Directors may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. In addition, the Board of Directors is hereby expressly granted authority to change the designation of any class, and to increase or decrease the number of shares of any class, but the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.

Unless otherwise provided in the resolution of the Board of Directors providing for the issuance of shares in any new class or classes not designated in this Article, each class of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

(a) The holders of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the class, then standing in his name on the books of the Corporation. On any matter submitted to a vote of Stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, shares shall be voted by individual class; (2) only shares of the respective portfolios are entitled to vote on matters concerning only that Portfolio; and (3) fundamental policies, as specified in Article XIV of the by-laws, may not be changed, unless a change affects only one Portfolio, without the approval of the holders of a majority of the outstanding voting securities [as defined under the Investment Company Act of 1940] of each Portfolio affected by the change.

(b) Each class of stock of the Corporation shall have the following powers, preferences or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

(1)	The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable.

(2)

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors.

(i)	Dividends or distributions on shares on any class of stock shall be paid only out of earned surplus or other lawfully available assets belonging to such class.

(ii)

Inasmuch as one goal of the Corporation is to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and Regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power in its discretion to distribute in any fiscal years as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for Federal income tax in respect of that year.

(3)

The assets belonging to any class of stock shall be charged with the liabilities in respect to such class, and shall also be charged with its share of the general liabilities of the Corporation in proportion to the asset value of the respective classes. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, the allocation of the same as to a given class, and as to whether the same or general assets of the Corporation are allocable to one or more classes.

ARTICLE VI

PROVISIONS FOR DEFINING, LIMITING, AND REGULATING

CERTAIN POWERS OF THE CORPORATION AND OF

THE DIRECTORS AND STOCKHOLDERS

(1) The number of directors of the Corporation shall be three (3), which number may be increased or decreased pursuant to the bylaws of the Corporation but shall never be less than three (3).

(2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Amended and Restated Articles of Incorporation or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland.

(3) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Amended and Restated Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

(5) The Board of Directors of the Corporation may make, alter or repeal from time to time any of the by-laws of the Corporation except any particular by-law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act of 1940, as amended.

ARTICLE VII

REDEMPTION

Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined by the Board of Directors of the Corporation.

ARTICLE VIII

DETERMINATION BINDING

Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matter relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on “margin”, a sale of securities “short”, or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Amended and Restated Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE IX

PERPETUAL EXISTENCE

The duration of the Corporation shall be perpetual.

ARTICLE X

AMENDMENT

The Corporation reserves the right from time to time to make any amendment of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock.

THIRD: The restatement of the charter as hereinabove set forth has been unanimously approved by the entire Board of Director, as required by law.

FOURTH: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FIFTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SEVENTH: There are five directors currently in office whose names are:

M.T.G. Graye	G.H. Klapper
S.G. McConahey	C.P. Nelson
S. Zisman

EIGHTH: The amendment of the charter as hereinabove set forth does not increase or decrease the authorized stock of the Corporation.

IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its President, attested by its Secretary, on March 16, 2011.

MAXIM SERIES FUND, INC.

By
M.T.G. Graye
President and Chief Executive Officer

Attest:
R.L. Logsdon
Assistant Vice President, Counsel and Secretary

THE UNDERSIGNED, President of Maxim Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment and Restatement of Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment and Restatement of Charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

M.T.G. Graye
President and Chief Executive Officer